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                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)


                      Supplement dated September 20, 1995
                               to the Prospectus
                   dated March 1, 1995 as revised May 2, 1995

         The section under the caption "Management - Portfolio Management" on pages 16-17 of the Prospectus is revised to read in its entirety as follows:

         "PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of 87 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of each of the Funds and their titles, if any, with AIM or its affiliates and the Company, the length of time they have been responsible for the management of the Funds, their years of experience and their prior experience are shown below:

         A. Dale Griffin, III, Robert M. Kippes, Paul A. Rogge, Dominic H. R. Moross and Barrett K. Sides are responsible for the day-to-day management of the AGGRESSIVE GROWTH FUND. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1994. Mr. Griffin has been associated with AIM since 1989 and has a total of 8 years of experience as an investment professional. Mr. Kippes is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1994. Mr. Kippes has been associated with AIM since 1989 and has a total of 6 years of experience as an investment professional. Mr. Rogge is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1994. Mr. Rogge has been associated with AIM since 1991 and has a total of 5 years of experience as an investment professional. Prior to joining AIM, he was assistant portfolio manager at Commerce Investment Management and global strategy analyst with Union Bank of Switzerland. Mr. Moross is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Moross has been associated with AIM since 1993 and has a total of 2 years of experience as an investment professional. Prior to joining AIM, he was a management graduate trainee with Maxwell Communications PLC. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Sides has been associated with AIM since 1990 and has a total of 6 years of experience as an investment professional.

         A. Dale Griffin, III, Paul A. Rogge, Jonathan C. Schoolar, Dominic H.
R. Moross and Barrett K. Sides are responsible for the day-to-day management of the GROWTH FUND. Background information for Mr. Griffin, Mr. Rogge, Mr.
Moross and Mr. Sides is discussed above with respect to the management of Aggressive Growth Fund. Mr. Griffin and Mr. Rogge have been responsible for the Fund since its inception in 1994. Mr. Moross and Mr. Sides have been responsible for the Fund since 1995. Mr. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM, Vice President of the Company and has been responsible for the Fund since its inception in 1994. Mr.
Schoolar has been associated with AIM since 1986 and has a total of 12 years of experience as an investment professional.
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         Robert G. Alley, John L. Pessarra and Carolyn L. Gibbs are responsible for the day-to-day management of the INCOME FUND. Mr. Alley is Senior Vice President of AIM Capital, Vice President of AIM, Vice President of the Company and has been responsible for the Fund since its inception in 1994. Mr. Alley has been associated with AIM since 1992 and has a total of 23 years of experience as an investment professional. Prior to joining AIM, he was senior fixed income manager for Waddell & Reed, Inc. Mr. Pessarra is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1994. Mr. Pessara has been associated with AIM since 1990 and has a total of 11 years of experience as an investment professional. Ms. Gibbs is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Ms. Gibbs has been associated with AIM since 1992 and has a total of 11 years of experience as an investment professional. Prior to joining AIM, she was a financial analyst for Northwest Airlines."

        The section under the caption "Introduction To The AIM Family of Funds(R)" (page A-1) is revised to reflect that the name of AIM Government Securities Fund has been changed to AIM Intermediate Government Fund.

        The sections under the captions "Timing of Purchase Orders" (page A-4), "Exchange Privilege - Terms and Conditions of Exchanges" (page A-11) and "Redemptions by Mail" (page A-13) are revised to reflect that redemptions or exchanges of shares purchased by check may not be processed until it is determined that the check has cleared, which may take up to ten business days.